EXECUTION VERSION

SECOND AMENDMENT
SECOND AMENDMENT, dated as of November 2, 2012 (this “Second Amendment”), to the Three-Year Credit Agreement, dated as of July 30, 2010 (as amended prior to the date hereof, the “Credit Agreement”), among THE McGRAW-HILL COMPANIES, INC. ( the “Borrower”), STANDARD & POOR’S FINANCIAL SERVICES LLC, as a Loan Guarantor (the “Loan Guarantor”), the lenders from time to time parties thereto (the “Lenders”), the Syndication Agent and the Documentation Agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Loan Guarantor, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower intends to pursue either the Spin-off or the Disposition as such terms are defined below; and
WHEREAS, the Administrative Agent and the Lenders are willing to consent to the Spin-Off or the Disposition (and all related intermediate intercompany transactions undertaken in preparation therefor), as applicable, and to agree to certain amendments to the Credit Agreement in connection therewith, but only on the terms and conditions contained in this Second Amendment.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement (as amended by this Second Amendment) are used herein as therein defined.
2.Amendments to and Consents Under the Credit Agreement on the Initial Effective Date.
(a)Amendments to Section 1.01 of the Credit Agreement. On the Initial Effective Date (as defined below), Section 1.01 of the Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:
“Disposition” means any transaction or series of related transactions (whether by sale of stock, assets or merger) pursuant to which the MHE Business is sold, transferred, divested or otherwise disposed of to another Person.
“Form 10” means the MHE’s Form 10 filed with the Securities and Exchange Commission on July 11, 2012 (as amended on September 20, 2012, and as further amended, modified or supplemented; provided that any such further amendment, modification or supplement that, taken as a whole, is materially adverse to the interests of the Lenders must be reasonably satisfactory to the Lenders, as reasonably determined by the Administrative Agent).
“MHE” means McGraw-Hill Education, Inc.
“MHE Business” means the businesses or assets of MHE as described in the Form 10.

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“Second Amendment” means the Second Amendment to this Agreement, dated as of November 2, 2012, among the Borrower, Standard & Poor’s Financial Services LLC, the Lenders party thereto and the Administrative Agent.
“Separation” means the Spin-Off or the Disposition, as the case may be.
“Spin-Off” means the distribution of 100% of the shares of common stock of MHE, substantially as described in the Form 10.
(b)Consent. On the Initial Effective Date, the Administrative Agent and the Lenders consent to all intermediate intercompany transactions that have been or will be undertaken by the Borrower, MHE and the Subsidiaries of the Borrower and MHE in order to prepare for the consummation of, and are necessary to effect, the Spin-Off or the Disposition, as the case may be, to the extent that any such intermediate intercompany transactions would require the consent of the Lenders.
3.Amendments to and Consents under the Credit Agreement on the Separation Effective Date.
(a)    Amendments to Section 5.01(b)(i)(y) of the Credit Agreement. On the Separation Effective Date (as defined below), sub-clause (y) of Section 5.01(b)(i) of the Credit Agreement is amended by deleting such sub-clause (y) in its entirety and replacing it with the following:
“(y) an Officer’s Certificate demonstrating in reasonable detail compliance with the restrictions contained in Section 6.03 hereof as of the last day of the accounting period covered by such financial statements (a “Compliance Certificate”) and, in addition, a written statement of the chief accounting officer, chief financial officer, any vice president or the treasurer or any assistant treasurer of the Borrower describing in reasonable detail the differences between the financial information contained in such financial statements and the information contained in the Officer’s Certificate relating to compliance with Section 6.03 hereof (it being understood that, from and after the consummation of the Separation, with respect to any accounting period which includes one or more Fiscal Quarters prior to the Separation or the Fiscal Quarter in which the Separation occurs, the compliance calculations required by this clause (y) shall be performed on a pro forma basis and presented in a form reasonably satisfactory to the Administrative Agent and certified as complete and correct in all material respects).”
(b)    Consent. On the Separation Effective Date, the Administrative Agent and the Lenders consent to the Spin-Off or, if applicable, the Disposition.
4.Conditions to the Initial Effective Date. The amendments to and consents under the Credit Agreement set forth in Section 2 hereof shall become effective on the date (the “Initial Effective Date”) on which the following conditions precedent have been satisfied:
(a)     this Second Amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders; and
(b)     the condition set forth in Section 6 hereof.
5.Conditions to the Separation Effective Date. The amendments to and consents under the Credit Agreement set forth in Section 3 hereof shall become effective on the date (the “Separation Effective Date”) on which the following conditions precedent have been satisfied:

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(a)     (i) the Borrower shall have completed the Spin-Off, and the Administrative Agent shall have received copies of the Separation and Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Trademark License Agreement and the Transition Services Agreement (in each case, as defined in the Form 10) or (ii) the Borrower shall have consummated the Disposition, and the Administrative Agent shall have received copies of the purchase agreement or any other agreement pursuant to which such Disposition is effectuated, along with all schedules, exhibits and other attachments to such purchase agreement;
(b)     the Borrower shall have delivered to the Administrative Agent a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower and its Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed Fiscal Year and the most recently completed interim period ended at least 45 days prior to the Spin-Off or the Disposition, as applicable, prepared after giving effect to the Spin-Off or the Disposition, as applicable, as if it had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income), and none of the foregoing shall be materially inconsistent with the financial information contained in the Form 10; and
(c)    the condition set forth in Section 6 hereof.
6.Representation and Warranties. To induce the Administrative Agent and the Lenders to enter into this Second Amendment and as an additional condition precedent to each of the Initial Effective Date and the Separation Effective Date (each, a “Second Amendment Effective Date”), the Borrower represents and warrants to the Administrative Agent and each Lender that:
(a)    as of each Second Amendment Effective Date, and after giving effect to the amendments to and consents under the Credit Agreement to become effective on such Second Amendment Effective Date (and, in the case of the Separation Effective Date, the Separation), each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); and
(b)    as of each Second Amendment Effective Date, and after giving effect to the amendments to and consents under the Credit Agreement to become effective on such Second Amendment Effective Date (and, in the case of the Separation Effective Date, the Separation), no Default or Event of Default has occurred and is continuing.
7.Effect of Second Amendment.
(a)    This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or any other Loan Party that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly contemplated hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.
(b)    On and after each Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other document shall be deemed a reference to the Credit Agreement as amended on such Second Amendment Effective Date.

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8.Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart.
9.Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.Integration. This Second Amendment represents the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the Credit Agreement.
11.GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE McGRAW-HILL COMPANIES, INC.

By: /s/ Elizabeth O’Melia

Name: Elizabeth O’Melia
Title: Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By: /s/ Goh Siew Tan

Name: Goh Siew Tan
Title: Vice President

[Signature Page to Second Amendment]

Bank of America, N.A., as a Lender

By: /s/ Prayes Majmudar

Name: Prayes Majmudar
Title: Vice President

[Signature Page to Second Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

as a Lender

By: /s/ Jose Carlos

Name: Jose Carlos
Title: Director

[Signature Page to Second Amendment]

Citibank, N.A. as a Lender

By: /s/ Elizabeth M. Gonzalez

Name: ELIZABETH M. GONZALEZ
Title: VICE PRESIDENT & MANAGING DIRECTOR

[Signature Page to Second Amendment]

DEUTSCH BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Heidi Sandquist

Name: Heidi Sandquist
Title: Director

By: /s/ Ming K. Chu

Name: Ming K. Chu
Title: Vice President

[Signature Page to Second Amendment]

Lloyds TSB Bank, plc, as a Lender

By: /s/ Stephen Giacolone

Name: Stephen Giacolone
Title: Assistant Vice President (G011)

By: /s/ Julia R Franklin

Name: Julia R Franklin
Title: Vice President (F014)

[Signature Page to Second Amendment]

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Daniel Sweeney

Name: Daniel Sweeney
Title: Authorized Signatory

[Signature Page to Second Amendment]

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Daniel J. Boote

Name: Daniel J. Boote
Title: Senior Vice President

[Signature Page to Second Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Matthew Pennachio

Name: Matthew Pennachio
Title: Director

[Signature Page to Second Amendment]

The Bank of Nova Scotia, as a Lender

By: /s/ David Schwartzbard

Name: David Schwartzbard
Title: Director

[Signature Page to Second Amendment]

U.S. Bank National Association, as a Lender

By: /s/ Susan Bader

Name: Susan Bader
Title: Vice President

[Signature Page to Second Amendment]

Wells Fargo Bank, N.A., as a Lender

By: /s/ Joe Mynatt

Name: Joe Mynatt
Title: Managing Director

[Signature Page to Second Amendment]